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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in Wright Medical Group, Inc.'s previously filed Registration Statement No. 333-75176 of our reports dated February 22, 2002, included in Wright Medical Group, Inc.'s Form 10-K for the year ended December 31, 2001.

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                                                                     /s/ ARTHUR ANDERSEN LLP
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                                                                       Arthur Andersen LLP
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Memphis, Tennessee
February 27, 2002